THE SELECT SECTOR SPDR® TRUST
Supplement Dated November 10, 2011
to the
Prospectus and Statement of Additional Information (“SAI”)
Dated January 31, 2011
The toll-free investor information number regarding The Select Sector SPDR Trust has changed. All references in the Prospectus and SAI to the prior toll-free number, 1-800-843-2639, are hereby replaced with the current toll-free number, 1-866-SECTOR-ETF (1-866-732-8673).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE